Report of Independent Registered Public
Accounting Firm

To the Shareholders and
Board of Trustees of DWS State Tax-Free
Income Series
In planning and performing our
audits of the financial statements
of DWS New York Tax-Free
Income Fund and DWS
California Tax-Free Income
Fund (collectively, the "Funds"),
two of the series comprising
DWS State Tax-Free Income Series, as
of and for the year ended
August 31, 2008, in accordance
with the standards of the Public
Company Accounting Oversight Board
(United States), we considered the
Funds' internal control
over financial reporting,
including controls over
safeguarding securities,
as a basis for designing our
auditing procedures for
the purpose of expressing
our opinion on the financial
statements and to comply with the
requirements of Form N-SAR, but
not for the purpose of expressing
an opinion on the effectiveness of
the Funds' internal control over
financial reporting. Accordingly,
we express no such opinion.
The management of the Funds
is responsible for establishing
and maintaining effective internal
control over financial reporting.
In fulfilling this responsibility,
estimates and judgments by
management are required to
assess the expected benefits and
related costs of controls. A company's
internal control over financial
reporting is a process designed
to provide reasonable assurance
regarding the reliability of
financial reporting
and the preparation of financial
statements for external purposes in
accordance with generally accepted
accounting principles. A company's
internal control over financial
reporting includes those policies and
procedures that (1) pertain to the
maintenance of records that, in
reasonable detail, accurately and
fairly reflect the transactions and
dispositions of the assets of the
company; (2) provide reasonable
assurance that transactions are
recorded as necessary to permit
preparation of financial statements
in accordance with generally
accepted accounting
principles, and that receipts and
expenditures of the company are being
made only in accordance with
authorizations of management
and trustees of the
company; and (3) provide reasonable
assurance regarding prevention or
timely detection of unauthorized
acquisition, use or disposition of a
company's assets that could have a
material effect on the financial
statements. Because of its inherent
limitations, internal control
over financial reporting may not
prevent or detect misstatements.
Also, projections of any evaluation
of effectiveness to future periods
are subject to the risk that controls
may become inadequate because
of changes in conditions, or that
the degree of compliance with the
policies or procedures may deteriorate.
A deficiency in internal control over
financial reporting exists when
the design or operation of a
control does not allow management
or employees, in the normal course
of performing their assigned
functions, to prevent or detect
misstatements on a timely basis.
A material weakness is a deficiency, or
a combination of deficiencies, in
internal control over financial
reporting, such that there is a
reasonable possibility that a material
misstatement of the company's
annual or interim financial
statements will not be prevented or
detected on a timely basis. Our
consideration of the Funds' internal
control over financialreporting was
for the limited purpose
described in the first paragraph
and would not necessarily disclose all
deficiencies in internal control
that mightbe material weaknesses under
standards established by the
Public Company Accounting Oversight
Board (United States).
However, we noted no deficiencies
in the Funds' internal control
over financial reporting and its
operation, including controls
over safeguarding
securities, that we consider
to be a material
weakness as defined above as
of August 31, 2008.
This report is intended solely
for the information
and use of management and the
Board of Trustees
of DWS State Tax-Free Income
Series and the Securities and
Exchange Commission and is not
intended to be and should not
be used by anyone
other than these specified parties.

Ernst & Young LLP

Boston, Massachusetts
October 23, 2008